Statutory Financial Data	12 Months Ended
Dec. 31, 2015
Statutory Capital And Surplus Disclosure Text Block [Abstract]
Statutory financial data
Statutory Financial Data
The Company’s ability to pay dividends or return capital from shareholders’ equity is limited by applicable laws and regulations of the various jurisdictions in which the Company’s principal operating subsidiaries operate, certain additional required regulatory approvals and financial covenants contained in the Company’s credit facilities. The payment of dividends to XL-Ireland and XL-Cayman, the Company’s holding companies, and by the Company’s principal operating subsidiaries is regulated under the laws of various jurisdictions including Bermuda, the U.K., Ireland and Switzerland and certain insurance statutes of various U.S. states in which the principal operating subsidiaries are licensed to transact business and the other jurisdictions where the Company has regulated subsidiaries. In addition, XL-Ireland, our ultimate holding company, is domiciled in Ireland. Following the implementation of Solvency II on January 1, 2016, Solvency II applies at different levels of operations with different requirements. The group is regulated by Solvency II at the level of the group and our European subsidiaries are regulated by Solvency II at the subsidiary level. The Central Bank of Ireland ("CBI") is our group supervisor working in conjunction with the group's college of regulatory supervisors.
Statutory capital and surplus for the principal operating subsidiaries of the Company for the years ended December 31, 2015 and 2014 are summarized below:

(U.S. dollars in thousands)	Bermuda (1)		U.S. (2)		U.K., Europe and Other
	2015	2014	2015	2014	2015	2014
Required statutory capital and surplus	$7,722,123	$6,194,832	$747,313	$668,794	$4,445,247	$1,604,721
Actual statutory capital and surplus (3)	$11,112,176	$10,309,895	$2,234,767	$2,233,596	$6,054,122	$2,712,552
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(1)
Required statutory capital and surplus at December 31, 2015 represents 100% Bermuda Solvency Capital Requirement ("BSCR") level for the top Bermuda operating subsidiary, XL Insurance (Bermuda) Ltd, calculated on a consolidated basis (and therefore includes a BSCR requirement for all regions).

(2)	Required statutory capital and surplus represents 100% Risk-Based Capital level for principal U.S. operating subsidiaries.

(3)	Statutory assets in Bermuda include investments in other U.S. and international subsidiaries reported separately herein.
Statutory net income (loss) for the principal operating subsidiaries of the Company for the years ended December 31, 2015, 2014 and 2013 is summarized below:

(U.S. dollars in thousands)	2015	2014	2013
Bermuda	$1,513,924	$361,022	$1,241,878
U.S.	$17,574	$155,751	$124,310
U.K., Europe and Other	$(125,758)	$215,787	$1,465

The difference between statutory financial statements and statements prepared in accordance with GAAP varies by jurisdiction, however, the primary difference is that statutory financial statements do not reflect deferred policy acquisition costs, deferred income tax net assets, intangible assets, or unrealized appreciation on investments, but they do reflect any unauthorized/authorized reinsurance charges.
Certain restrictions on the payment of dividends from retained earnings by the Company’s principal operating subsidiaries are further detailed below.
Management has evaluated the group and principal operating subsidiaries’ ability to maintain adequate levels of statutory capital, liquidity and rating agency capital and believes they will be able to do so. In performing this analysis, management has considered the most recent statutory capital position of each of the principal operating subsidiaries as well as the group overall, through its holding companies as a result of Solvency II group regulation effective in 2016. In addition, management has evaluated the ability of the holding companies to allocate capital and liquidity around the group as and when needed.
Bermuda Operations
In early July 2008, the Insurance Amendment Act of 2008 was passed, which introduced a number of changes to the Bermuda Insurance Act 1978, such as allowing the Bermuda Monetary Authority ("BMA") to prescribe standards for an enhanced capital requirement and a capital and solvency return with which insurers and reinsurers must comply. The BSCR employs a standard mathematical model that can relate more accurately the risks undertaken by (re)insurers to the capital that is dedicated to their business. Insurers and reinsurers may adopt the BSCR model or, where an insurer or reinsurer believes that its own internal model better reflects the inherent risk of its business, an in-house model approved by the BMA. Class 4 (re)insurers, such as the Company, were required to implement the new capital requirements under the BSCR model beginning with fiscal years ending on or after December 31, 2009. The Company’s capital requirements for its Bermuda principal operating subsidiaries, XLIB, XL Re and Catlin-Bermuda, under the BSCR are highlighted in the table above. In addition to the BSCR based requirements, the BMA also prescribes minimum liquidity standards which must be met.
Under the Insurance Act 1978, amendments thereto and related regulations of Bermuda, Class 4 (re)insurers are prohibited from declaring or paying dividends of more than 25% of each of their prior year’s statutory capital and surplus unless they file with the BMA an affidavit stating that the dividend has not caused the Class 4 (re)insurer to fail to meet its relevant margins. At December 31, 2015 and 2014, the maximum dividend that our Bermuda Class 4 (re)insurers could pay, without a signed affidavit, having met minimum levels of statutory capital and surplus and liquidity requirements, was approximately $2.8 billion and $1.4 billion, respectively. No Class 4 (re)insurer may reduce its total statutory capital by 15% or more unless it has received the prior approval of the BMA, and it must also submit an affidavit stating that the proposed reduction will not cause it to fail to meet its minimum solvency margin or minimum liquidity ratio.
U.S. Operations
The Company has two lead property and casualty subsidiaries in the U.S., XLRA and Catlin Specialty Insurance Company ("CSIC"), which are domiciled in New York and Delaware, respectively. Both XLRA and CSIC are the lead companies in their respective insurance pools. Including the pool leaders, these insurance pools include seven and three P&C companies, respectively.
Unless permitted by the New York Superintendent of Insurance, XLRA cannot declare or distribute any dividend to shareholders during any twelve month period that exceeds the lesser of 10 percent of XLRA’s statutory policyholders’ surplus or 100 percent of its "adjusted net investment income," as defined. Unless permitted by the Insurance Commissioner of the State of Delaware, CSIC cannot declare or distribute any dividend to shareholders during any twelve month period that exceeds the greater of 10 percent of statutory policyholders' surplus or 100 percent of net income excluding realized gains. The New York State and Delaware State insurance laws also provide that any distribution that is a dividend may only be paid out of statutory earned surplus. At December 31, 2015 and 2014, XLRA had statutory earned surplus of $31.7 million and $205.5 million, respectively, while CSIC had a statutory earned deficit. At December 31, 2015, XLRA’s statutory policyholders’ surplus was $2.0 billion, and the maximum amount of dividends XLRA can declare and pay in 2016, without prior regulatory approval, is $31.7 million. At December 31, 2015, CSIC's statutory policyholders' surplus was $213.1 million, and no dividends can be declared and paid in 2016 without prior regulatory approval. At December 31, 2015 and 2014, two and none, respectively, of the seven P&C members of the XLRA insurance pool had a statutory earned deficit. At December 31, 2015, all three of the P&C members of the CSIC insurance pool had a statutory earned deficit.
International Operations
The Company’s international principal operating subsidiaries prepare statutory financial statements based on local laws and regulations. Some jurisdictions impose enhanced regulatory requirements on insurance companies while other jurisdictions impose fewer requirements. In some countries, such subsidiaries must obtain licenses issued by governmental authorities to conduct local insurance business. These licenses may be subject to minimum reserves and minimum capital and solvency tests. Jurisdictions may impose fines, censure, and/or impose criminal sanctions for violation of regulatory requirements. The majority of the actual statutory capital outside of the U.S. and Bermuda is held in the U.K. ($3.0 billion at December 31, 2015), Switzerland ($1.8 billion at December 31, 2015) and Ireland ($1.1 billion at December 31, 2015). The Company also has sufficient capital available to meet Funds at Lloyd's requirements of approximately $1.6 billion.
Other Restrictions
XL-Ireland and XL-Cayman have no operations of their own and their assets consist primarily of investments in subsidiaries. Accordingly, XL-Ireland’s and XL-Cayman’s future cash flows largely depend on the availability of dividends or other permissible payments from subsidiaries as noted above.
XL-Ireland is subject to certain legal constraints that affect its ability to pay dividends on or redeem or buyback its ordinary shares. While XL-Ireland’s Articles of Association authorize its board of directors to declare and pay dividends as justified from the profits, under Irish law, XL-Ireland may only pay dividends or buyback or redeem shares using distributable reserves. In addition, no dividend or distribution may be made unless the net assets of XL-Ireland are not less than the aggregate of its share capital plus undistributable reserves and the distribution does not reduce XL-Ireland’s net assets below such aggregate. At December 31, 2015, XL-Ireland had $2.9 billion in distributable reserves. Prospectively the ability to declare and pay dividends may also be restricted by the provisions of Solvency II as described earlier, in particular as they relate to the regulation of groups.
In addition, XL-Cayman is subject to certain constraints that affect its ability to pay dividends on its preferred shares. Under Cayman Islands law, XL-Cayman may not declare or pay a dividend if there are reasonable grounds for believing that XL-Cayman is, or would after the payment be, unable to pay its liabilities as they become due in the ordinary course of business. Also, the terms of XL-Cayman’s preferred shares prohibit declaring or paying dividends on the ordinary shares unless full dividends have been declared and paid on the outstanding preferred shares. Full dividends have been declared and paid on the outstanding preferred shares at December 31, 2015.
At December 31, 2015, XL-Ireland and XL-Cayman held cash and investments, net of liabilities associated with cash sweeping arrangements, of $11.6 million and $0.9 billion, respectively, compared to $22.4 million and $0.9 billion, respectively, at December 31, 2014.
The ability to declare and pay dividends may also be restricted by financial covenants in the Company’s credit facilities. The Company was in compliance with all covenants at December 31, 2015, and the Company currently remains in compliance.